SUPPLEMENT DATED MARCH 14, 2006

TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

SMITH BARNEY REAL RETURN STRATEGY FUND (the “Fund”)

DATED JANUARY 30, 2006

Effective February 1, 2006, Smith Barney Fund Management LLC (“SBFM” or the “manager”), the Fund’s investment manager, assumed portfolio management responsibilities for the Energy, Metals and Mining and Real Estate Securities Segments of the Fund. The sub-advisory agreements with TIMCO Asset Management, Inc. and Citigroup Asset Management Limited have been terminated.

The information under the heading “Portfolio Managers” is replaced with the following:

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by the Portfolio Managers

The table below identifies, for each portfolio manager of the Fund as of February 1, 2006, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, in each case as of December 31, 2005. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Linkas	8 registered investment companies with $1,829,996,946 in total assets under management	23 other pooled investment vehicles with $3,065,835,663 in total assets under management	169 other accounts with $10,084,372,211 in total assets under management

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles F. Lovejoy	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

Guy Bennett	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

Christopher W. Floyd	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

John Vietz	3 registered investment companies with $596,231,412 in total assets under management	7 other pooled investment vehicles with $267,392,478 in total assets under management	4 other accounts with $1,791,455,793 in total assets under management

Portfolio Manager Compensation

Citigroup Asset Management (“CAM”) has implemented an investment management incentive and deferred compensation plan for its investment professionals. However, CAM investment professionals who, like the Fund’s portfolio managers, are employed concurrently by CAM and also by another investment adviser affiliated with Legg Mason, may be compensated under that other investment adviser’s compensation program. The Fund’s portfolio managers, as employees of SBFM and Batterymarch Financial Management, Inc., are compensated under Batterymarch’s compensation program.

Under the Batterymarch program, portfolio manger compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long-term incentive compensation is discretionary compensation: the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

•	Short-term and longer-term pre-tax investment performance of the product that the portfolio manager works on. Short-term performance is one year or less. Longer-term performance is generally three-to-five-year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to the MSCI World Index as well as a comparison to a group of peer managers;

•	Portfolio manger assistance in servicing clients; and

•	Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise have been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each portfolio manager as of December 31, 2005.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund
Thomas Linkas	None
Charles F. Lovejoy	None
Guy Bennett	None
Christopher W. Floyd	None
John Vietz	None

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